UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

proxy statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive proxy statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

DENTSPLY SIRONA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. May 23, 2018
DENTSPLY SIRONA INC.
DENTSPLY SIRONA INC.
221 WEST PHILADELPHIA STREET SUITE 60W
YORK, PA 17401-2991
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Meeting Information
Meeting Type: Annual <mtgtype> Meeting
For holders as of: March <recdate> 26, 2018
Date: May 23, 2018 Time: 11:00 <mtgtime> AM EDT
Location: DENTSPLY SIRONA Inc. 221 W Philadelphia Street York PA 17401
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement    2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrowï§ (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
by the arrowï§ (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 09, 2018 to facilitate timely delivery.
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How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    ï§ available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees
1a. Michael C. Alfano
1b. David K. Beecken
1c. Eric K. Brandt
1d. Donald M. Casey Jr.
1e. Michael J. Coleman
1f. Willie A. Deese
1g. Betsy D. Holden
1h. Thomas Jetter
1i. Arthur D. Kowaloff
1j. Harry M. Kraemer Jr.
1k. Francis J. Lunger
1l. Leslie F. Varon
The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.
2. Ratification of the appointment of    PricewaterhouseCoopers LLP as the    Company’s independent registered public    accountants for 2018.
3. Approval, by non-binding vote, of the    Company’s executive compensation.
4. Approval of DENTSPLY SIRONA Inc.    Employee Stock Purchase Plan.
5. Approval of Amendment to Certificate of    Incorporation to eliminate the    supermajority requirement for    stockholders to amend the by laws

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